UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2017

STANDARD DIVERSIFIED OPPORTUNITIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36696	56-1581761
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Concord Pike, Suite 301 Wilmington, DE	19803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 824-7062

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The purpose of this Current Report on Form 8-K filed by Standard Diversified Opportunities Inc. (f/k/a Special Diversified Opportunities Inc.) (the “Company”) is to report the consummation on June 1, 2017 of the previously reported transaction described in Item 2.01 hereof, and providing other basic information about the post-merger Company.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical facts, are forward-looking statements. These forward looking statements address, among other things activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, including the Company’s statements relating to the anticipated effects of the Contribution and Exchange (as defined in Item 2.01 below). These forward-looking statements are subject to a number of risks that could cause actual results to differ materially from those contained in the forward-looking statements, including the risk factors described in Amendment No. 4 to the Company’s Form S-4, filed with the Securities and Exchange Commission (the “Commission”) on May 4, 2017, beginning on page 18.

Currently unknown or unanticipated risks, or risks that emerge in the future, could cause actual results to differ materially from those described in forward-looking statements, and it is not possible for the Company to predict all such risks, or the extent to which this may cause actual results to differ from those contained in any forward-looking statement. Except as required by law, the Company assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 1.01. Entry into a Material Definitive Agreement

On June 1, 2017, in connection with the consummation of the Contribution and Exchange (as defined below), the Company, Standard General Master Fund L.P. (“SG Master Fund”), P Standard General Ltd. (“PSG”) and Standard General Focus Fund L.P. (“Focus Fund” and, collectively with SG Master Fund and PSG, the “SG Parties”), entered into a Registration Rights Agreement (the “SG Parties Registration Rights Agreement”) pursuant to which the SG Parties will have certain demand and “piggy back” registration rights with respect to (i) any and all shares of the Company’s Common Stock owned by the SG Parties and their permitted transferees (irrespective of when acquired) and any shares of the Company’s Common Stock issuable or issued upon exercise, conversion or exchange of our other securities owned by the SG Parties, and (ii) any of the Company’s securities issued in respect of the Company’s Common Stock issued or issuable to any of the SG Parties with respect to the securities described in clause (i) of this paragraph. The foregoing summary is qualified in its entirety by reference to the full text of the SG Parties Registration Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on June 1, 2017, in connection with the consummation of the Contribution and Exchange and as a result of the transfer by the SG Parties of the Contributed Shares and the Additional Shares (each, as defined below) and associated registration rights to the Company, the Company agreed to be bound as a designated stockholder with respect to the Contributed Shares and Additional Shares under that certain Registration Rights Agreement, dated as of May 10, 2016 (the “TPB Registration Rights Agreement”), by and among Turning Point Brands, Inc. (“Turning Point”) and the stockholders named therein. Under the TPB Registration Rights Agreement, the stockholders party thereto have certain demand and “piggy back” registration rights with respect to (i) any shares of voting common stock of Turning Point, par value $0.01 per share (the “Turning Point Common Stock”), (ii) any shares of non-voting Turning Point Common Stock, (iii) any warrants exercisable for shares of Turning Point Common Stock, and (iv) any other equity security of Turning Point issued or issuable with respect to any of the securities mentioned in clauses (i), (ii) or (iii) above, upon exercise or conversion or exchange, by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization. The foregoing summary is qualified in its entirety by reference to the full text of the TPB Registration Rights Agreement, which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

As previously reported, on November 25, 2016, the Company and the SG Parties entered into a Contribution and Exchange Agreement, as amended by the: (1) First Amendment to Contribution and Exchange Agreement, dated January 25, 2017, (2) Second Amendment to Contribution and Exchange Agreement, dated April 5, 2017 and (3) Third Amendment to Contribution and Exchange Agreement, dated May 3, 2017 (as amended, the “Contribution and Exchange Agreement”). Pursuant to the Contribution and Exchange Agreement, the SG Parties agreed to contribute, or cause to be contributed, to the Company, 9,842,373 shares of voting Turning Point Common Stock, consisting of (i) certain shares of Turning Point Common Stock (“Contributed Shares”) held by the SG Parties or which the SG Parties have the right to acquire prior to the contribution and (ii) certain shares of Turning Point Common Stock (“Additional Shares”) held by certain third parties (“Additional Persons”) over which the SG Parties have certain disposition and other rights. Such transaction is referred to herein as the “Contribution and Exchange.”

In exchange for the Contributed Shares and the Additional Shares, the Company agreed to issue to the SG Parties and the Additional Persons (as applicable) shares of the Class A Common Stock (as defined herein) of the Company based on an exchange ratio, calculated as of the closing of the Contribution and Exchange, equal to the lesser of (i) the 30-calendar day trailing VWAP of the Turning Point Common Stock divided by the 30-calendar day trailing VWAP of the Common Stock of the Company (as adjusted to reflect the reclassification of the Common Stock of the Company pursuant to the Interim Charter Amendment (as defined herein)) and (ii) the 30-calendar day trailing VWAP of the Turning Point Common Stock divided by the pro forma book value per share of the Company. Prior to the consummation of the Contribution and Exchange, the Company agreed to amend and restate the certificate of incorporation of the Company (the “Interim Charter Amendment”) to provide for, among other things, (x) the reclassification of every twenty five (25) shares of the common stock, par value $0.01 per share, of the Company into one share of a new class of common stock, par value $0.01 per share, designated as “Class A Common Stock” (the “Class A Common Stock”) and (y) the authorization for issuance of an additional class of common stock, par value $0.01 per share, of the Company designated as “Class B Common Stock” (the “Class B Common Stock”). Prior to the closing of the Contribution and Exchange, the Company declared a dividend of one share of Class B Common Stock for each outstanding share of Class A Common Stock (the “Dividend”), payable to holders of record of Class A Common Stock on June 2, 2017.

The Interim Charter Amendment was approved by the Company’s stockholders at a special meeting of the Company’s stockholders held on May 30, 2017 (the “Special Meeting”), and was filed on such date with the Secretary of State of the State of Delaware. On June 1, 2017, upon the consummation of the Contribution and Exchange, the SG Parties caused to be contributed to the Company 9,842,373 shares of Turning Point Common Stock in exchange for 7,335,018 shares of Class A Common Stock of the Company, based on the exchange ratio described above. After the consummation of the Contribution and Exchange, the Company distributed the Dividend.

Upon the filing of the Interim Charter Amendment, (i) the name of the Company was changed from “Special Diversified Opportunities Inc.” to “Standard Diversified Opportunities Inc.”; (ii) the number of authorized shares of the Company’s Common Stock, $0.01 par value per share, was increased from 50,000,000 to 330,000,000, of which 300,000,000 are Class A Common Stock and 30,000,000 are Class B Common Stock; (iii) the number of authorized shares of the Company’s preferred stock, $0.01 par value per share, was increased from 19,664,362 to 500,000,000, all of which is designated as blank check preferred stock; (iv) the Company common stock issued and outstanding was reclassified such that every 25 shares of Common Stock became one fully paid and nonassessable share of Class A Common Stock; (v) for a period of 18 months thereafter, any merger, consolidation, share exchange or similar transaction as a result of which Standard General L.P. and its affiliates, individually or in the aggregate, would own ninety-five percent (95%) or more of the issued and outstanding shares of the Class B Common Stock and Class A Common Stock of the Company, shall require the approval of the holders of a majority of the shares of Class A Common Stock held by stockholders of the Company other than Standard General L.P. and its affiliates, and that for such 18-month period, any amendment to such requirement would require the approval of the holders of a majority of the shares of Class A Common Stock held by the stockholders of the Company other than Standard General L.P. and its affiliates; (vi) the stockholders may act by written consent of a majority of the total votes eligible to be cast at a duly constituted meeting; (vii) a special meeting of the stockholders may be called by (a) the majority of the board of directors, (b) the chairman of the board of directors, (c) the president of the Company, without approval of the disinterested directors if at such time the meeting is called there is a stockholder or affiliate of such stockholder that beneficially owns at least 15% of the voting power of the Company’s stock, or (d) stockholders holding a majority of the total votes eligible to be cast by the stockholders; and (viii) certain persons and entities are restricted from owning more than 14.9% of any class of capital stock of the Company.

Prior to the consummation of Contribution and Exchange, the Company was a shell company as defined in Rule 12b-2 under the Exchange Act. Therefore, in accordance with Item 2.01(f) of Form 8-K, the Company is providing in this Item 2.01 the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act reflecting all classes of the Company’s securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. In accordance with Item 2.01(f), where disclosure required by Item 2.01(f) is previously reported, as that term is defined in Rule 12b-2 under the Exchange Act, the Company identifying the filing in which that disclosure is included instead of including that disclosure in this report.

Item 1. Business.

The information required by Item 101 of Regulation S-K is set forth in (i) Pre-Effective Amendment No. 4 to the Company’s Registration Statement on Form S-4 (Commission File No. 333-215802), as filed with the Commission on May 4, 2017 (the “Pre-Effective Amendment No. 4”), (ii) the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, filed with the Commission on May 15, 2017 (the “Company First Quarter 10-Q”) and (iii) Turning Point’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, filed with the Commission on May 11, 2017 (the “TPB First Quarter 10-Q”).

Item 1A. Risk Factors.

The risk factors described in Item 503(c) of Regulation S-K are set forth in Pre-Effective Amendment No. 4.

Item 2. Financial Information.

The information required by Items 301, 303, and 305 of Regulation S-K is set forth in (i) the Company’s Registration Statement on Form S-4 (Commission File No. 333-215802), as filed with the Commission on January 30, 2017, (ii) Pre-Effective Amendment No. 4, (iii) the Company First Quarter 10-Q and (iv) the TPB First Quarter 10-Q.

Item 3. Properties.

The information required by Item 102 of Regulation S-K is set forth in Pre-Effective Amendment No. 4.

Item 4. Security Ownership of Certain Beneficial Owners and Management.

The information required by Item 403 of Regulation S-K is set forth in Pre-Effective Amendment No. 4.

Item 5. Directors and Executive Officers.

The information required by Item 401 of Regulation S-K is set forth in (i) Pre-Effective Amendment No. 4, and (ii) the Company’s Current Report on Form 8-K, as filed with the Commission on May 15, 2017.

Item 6. Executive Compensation.

The information required by Item 402 and paragraph (e)(4) of Item 407 of Regulation S-K is set forth in (i) Pre-Effective Amendment No. 4 , and (ii) the Company’s Current Report on Form 8-K, as filed with the Commission on May 15, 2017.

Item 7. Certain Relationships and Related Transactions, and Director Independence.

The information required by Items 404 and 407(a) of Regulation S-K is set forth in Pre-Effective Amendment No. 4.

Item 8. Legal Proceedings.

The information required by Item 103 of Regulation S-K is set forth in Pre-Effective Amendment No. 4.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

The information required by Item 201 of Regulation S-K is set forth in Pre-Effective Amendment No. 4 to the Company’s Registration Statement on Form S-4 (Commission File No. 333-215802), as filed with the Commission on May 4, 2017.

In addition, the Company hereby sets forth the following updated information regarding trading in the Company’s Common Stock in the over-the-counter market on the OTCQB under the symbol “SDOI.” Set forth below are the quarterly high and low bid prices for the shares of common stock of the Company as reported by the OTCQB without retail mark-up, mark-down or commission, which may not necessarily represent actual transactions:

	SDOI Common Stock Price Range
Fiscal Year Ended	High	Low
December 31, 2017:
First Quarter	$0.98	$0.62
Second Quarter (through May 31, 2017)	0.87	0.76
December 31, 2016:
Fourth Quarter	$1.18	$0.87
Third Quarter	1.00	0.89
Second Quarter	1.00	0.88
First Quarter	1.18	0.83
December 31, 2015:
Fourth Quarter	1.20	0.92
Third Quarter	1.17	0.95
Second Quarter	1.23	1.08
First Quarter	1.23	1.09

On May 31, 2017, there were approximately 251 holders of record of the Company’s common stock. The Company has never paid any cash dividends on the Company’s common stock.

Item 10. Recent Sales of Unregistered Securities.

The information required by Item 701 of Regulation S-K is set forth in Pre-Effective Amendment No. 4.

Item 11. Description of Registrant’s Securities to be Registered.

The information required by Item 202 of Regulation S-K is set forth in Pre-Effective Amendment No. 4.

Item 12. Indemnification of Directors and Officers.

The information required by Item 702 of Regulation S-K is set forth in Pre-Effective Amendment No. 4.

Item 13. Financial Statements and Supplementary Data.

The financial statements required by Regulation S-X and the supplementary financial information required by Item 302 of Regulation S-K are set forth in (i) the Company’s Registration Statement on Form S-4 (Commission File No. 333-215802), as filed with the Commission on January 30, 2017, (ii) Pre-Effective Amendment No. 4, (iii) the Company First Quarter 10-Q and (iv) the TPB First Quarter 10-Q.

Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

The information required by Item 304 of Regulation S-K is set forth in Pre-Effective Amendment No. 4. In addition, the information set forth in Item 4.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 15. Financial Statements and Exhibits.

(a)       The financial statements and pro forma financial information referenced in Item 9.01 of this Current Report on Form 8-K are incorporated by reference herein. Where noted in said Item 9.01, such financial statements and pro forma financial information are included in (i) the Company’s Registration Statement on Form S-4 (Commission File No. 333-215802), as filed with the Commission on January 30, 2017, (ii) Pre-Effective Amendment No. 4, (iii) the Company First Quarter 10-Q or (iv) the TPB First Quarter 10-Q.

(b)       The exhibits referenced in Item 9.01 of this Current Report on Form 8-K are incorporated by reference herein. Where noted in said Item 9.01, such exhibits are filed as exhibits to Pre-Effective Amendment No. 4.

Item 3.02. Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth in Item 2.01 of this Current Report on Form 8-K regarding the issuance to the SG Parties and the Additional Persons of shares of Class A Common Stock and Class B Common Stock, which disclosure is incorporated by reference into this section. The issuance to the SG Parties and the Additional Persons was exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof.

Item 3.03. Material Modifications to Rights of Security Holders

Upon the filing of the Interim Charter Amendment with the Secretary of State of the State of Delaware on May 30, 2017, every 25 shares of the Company’s common stock became one fully paid and nonassessable share of Class A Common Stock. Other changes to the Company’s Common Stock effected by the filing of the Interim Charter Amendment are described in Item 2.01 of this Current Report on Form 8-K and are incorporated herein by reference.

Item 4.01. Changes in Registrant’s Certifying Accountant

(a)       Previous Independent Accountants

On May 30, 2017, the Board of Directors of the Company approved the dismissal of KPMG LLP (“KPMG”), and appointment of RSM US LLP (“RSM”), as the Company’s independent registered public accounting firm. The change was effective immediately.

During the two fiscal years ended December 31, 2016 and the subsequent interim period through May 30, 2017, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

The audit reports of KPMG on the financial statements of the Company as of and for the years ended December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

A letter from KPMG is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)       New Independent Accountants

On May 30, 2017, the Company engaged RSM as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017.

During the years ended December 31, 2017 and 2016 and the subsequent interim period through May 30, 2017, the Company did not consult with RSM regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K, or a reportable event as that term is used in Item 304(a)(1)(v) of Item 304 of Regulation S-K.

Item 5.01. Changes in Control of Registrant

As a result of the Contribution and Exchange, which was completed on June 1, 2017, the SG Parties acquired approximately 93.1% of the voting securities of the Company and as a result, a change of control has occurred. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2017, David Glazek was elected to the Board, effective upon the consummation of the Contribution and Exchange, to fill a newly created vacancy in Class II of the Board. Mr. Glazek’s term is scheduled to expire at the Company’s annual meeting of stockholders to be held in 2018. Mr. Glazek’s election to the Board was a condition to the obligations of the SG Parties to consummate the Contribution and Exchange.

Mr. Glazek, 39, is a Partner of Standard General L.P. and has been with Standard General since 2008. He was formerly an investment banker at Lazard Frères & Co. from 2000 to 2003 and from 2006 to 2008. Mr. Glazek sits on the board of Turning Point Brands, Inc. Mr. Glazek holds a bachelor of arts degree from the University of Michigan and a J.D. from Columbia Law School.

Effective upon joining the Board, Mr. Glazek became eligible to receive the standard compensation provided by the Company to its non-employee directors, which includes an annual base retainer of $15,000, payable quarterly in cash, no payments for meeting attendance, and additional annual payments for serving as Chairman of the Board ($10,000), Lead Outside Director (if any) ($5,000), Audit Committee Chair ($5,000), Compensation and Nominating & Corporate Governance Committee Chairs ($3,000) and Committee membership (non-Chair) ($1,500). In addition, Mr. Glazek is eligible to receive grants of equity compensation in line with any received by other non-employee directors. Mr. Glazek plans to decline the compensation package described in this paragraph.

Item 5.06. Change in Shell Company Status.

As a result of the consummation of the Contribution and Exchange, the Company holds 52.1% of the voting securities of Turning Point Brands and is no longer a shell company. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

The following financial statements are filed with this Current Report on Form 8-K. Except where denoted by asterisk (“*”), all such financial statements have been filed with (i) the Company’s Registration Statement on Form S-4 (Commission File No. 333-215802), as filed with the Commission on January 30, 2017, (ii) Pre-Effective Amendment No. 4, (iii) the Company First Quarter 10-Q or (iv) the TPB First Quarter 10-Q and are incorporated by reference herein.

Information denoted by asterisk (“*”) is included in Exhibit 99.1 to this Current Report on Form 8-K.

Standard Diversified Opportunities Inc. and Subsidiaries

Consolidated Financial Statements:

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of December 31, 2016 and 2015

Consolidated Statements of Operations for the years ended December 31, 2016, 2015 and 2014

Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2016, 2015 and 2014

Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014

Notes to Consolidated Financial Statements

Unaudited Interim Consolidated Financial Statements:

Consolidated Balance Sheets as of March 31, 2017 and December 31, 2016

Consolidated Statements of Operations for the three months ended March 31, 2017 and 2016

Consolidated Statements of Cash Flows for the three months ended March 31, 2017 and 2016

Notes to Consolidated Interim Financial Statements

Turning Point Brands, Inc. and Subsidiaries

Consolidated Financial Statements:

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of December 31, 2016 and 2015

Consolidated Statements of Operations for the years ended December 31, 2016, 2015 and 2014

Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2016, 2015 and 2014

Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014

Consolidated Statements of Changes in Stockholders’ Equity (Deficit) for the years ended December 31, 2016, 2015 and 2014

Notes to Consolidated Financial Statements

Unaudited Interim Consolidated Financial Statements:

Consolidated Balance Sheets as of March 31, 2017 and December 31, 2016

Consolidated Statements of Income for the three months ended March 31, 2017 and 2016

Consolidated Statements of Comprehensive Income for the three months ended March 31, 2017 and 2016

Consolidated Statements of Cash Flows for the three months ended March 31, 2017 and 2016

Notes to Consolidated Financial Statements

Interboro Holdings, Inc. and Subsidiaries

Consolidated Financial Statements:

Independent Auditor’s Report

Consolidated Balance Sheets as of December 31, 2016 and 2015

Consolidated Statements of Operations and Comprehensive Loss for the years ended December 31, 2016 and 2015

Consolidated Statements of Changes in Stockholder’s Equity for the years ended December 31, 2016 and 2015

Consolidated Statements of Cash Flows for the years ended December 31, 2016 and 2015

Notes to Consolidated Financial Statements

*Unaudited Condensed Consolidated Financial Statements:

*Condensed Consolidated Balance Sheets as of March 31, 2017 (unaudited) and December 31, 2016

*Unaudited Condensed Consolidated Statements of Operations and Comprehensive Loss for the three months ended March 31, 2017 and 2016

*Unaudited Condensed Consolidated Statement of Changes in Stockholder’s Equity for the three months ended March 31, 2017

*Unaudited Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2017 and 2016

*Notes to Unaudited Condensed Consolidated Financial Statements

The following pro forma financial information is included in Exhibit 99.2 to this Current Report on Form 8-K.

Standard Diversified Opportunities Inc. Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2017

Standard Diversified Opportunities Inc. Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2017

Standard Diversified Opportunities Inc. Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2016

The following exhibits are filed with this Current Report on Form 8-K. Except where otherwise noted, all such exhibits have been filed with the Company’s Registration Statement on Form S-4 (Commission File No. 333-215802) and are incorporated by reference herein. Information denoted by the following symbol (“@”) is included filed as an exhibit to this Current Report on Form 8-K.

Exhibit Number	Description of Exhibits

2.1	Contribution and Exchange Agreement, dated as of November 25, 2016, by and among Standard Diversified Opportunities Inc., Standard General Master Fund L.P., P Standard General Ltd. and Standard General Focus Fund L.P.

2.2	First Amendment to Contribution and Exchange Agreement, dated as of January 25, 2017, by and among Standard Diversified Opportunities Inc., Standard General Master Fund L.P., P Standard General Ltd. and Standard General Focus Fund L.P.

2.3	Second Amendment to Contribution and Exchange Agreement, dated as of April 5, 2017, by and among Standard Diversified Opportunities Inc., Standard General Master Fund L.P., P Standard General Ltd. and Standard General Focus Fund L.P

2.4	Third Amendment to Contribution and Exchange Agreement, dated as of May 3, 2017, by and among Standard Diversified Opportunities Inc., Standard General Master Fund L.P., P Standard General Ltd. and Standard General Focus Fund L.P

2.5	Stock Purchase Agreement, dated as of November 23, 2016, between Standard Diversified Opportunities Inc. and Interboro LLC

2.6	Asset Purchase Agreement, dated as of November 4, 2016, between Standard Outdoor Southwest LLC and Metro Outdoor of Austin LLC

3.1	Fourth Amended and Restated Certificate of Incorporation of the Registrant

3.2	Amendment of Fourth Amended and Restated Certificate of Incorporation of the Registrant

3.3	Second Amended and Restated Bylaws of the Registrant

3.4	Fifth Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on May 31, 2017 and incorporated herein by reference)

@4.1	Registration Rights Agreement, dated as of June 1, 2017, among the Registrant, Standard General Master Fund L.P., P Standard General Ltd. and Standard General Focus Fund L.P.

4.2	Registration Rights Agreement, dated as of May 10, 2016, by and among Turning Point Brands, Inc. and the stockholders named therein. (filed as Exhibit 4.1 to the Current Report on Form 8-K of Turning Point Brands, Inc. filed with the Securities and Exchange Commission on May 16, 2016 and incorporated herein by reference)

10.1	Section 382 Rights Agreement, dated as of April 28, 2016, between Standard Diversified Opportunities Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent.

10.2	1998 Employee Stock Purchase Plan

10.3	2000 Stock Incentive Plan

10.4	Strategic Diagnostics Inc. Change of Control Severance Agreement

10.5	Form of Nonqualified Stock Option Agreement

10.6	Form of Restricted Stock Grant Agreement

10.7†	Separation Agreement and General Release, dated as of October 19, 2015, by and between Philip Blazek and the Company

@16.1	Letter from KPMG LLP

21	Subsidiaries of the Registrant

@23.1	Consent of RSM US LLP, independent registered public accounting firm

@23.2	Consent of BDO USA, LLP, independent registered public accounting firm

@99.1	Unaudited Interim Consolidated Financial Statements of Interboro Holdings, Inc. and Subsidiaries

@99.2	Pro Forma Financial Information of Standard Diversified Opportunities Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD DIVERSIFIED OPPORTUNITIES INC.

Date: June 5, 2017	By:	/s/ Edward J. Sweeney
Name: Edward J. Sweeney
Title: Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

4.1	Registration Rights Agreement, dated as of June 1, 2017, among the Registrant, Standard General Master Fund L.P., P Standard General Ltd. and Standard General Focus Fund L.P.

16.1	Letter from KPMG LLP

23.1	Consent of RSM US LLP, independent registered public accounting firm

23.2	Consent of BDO USA, LLP, independent registered public accounting firm

99.1	Unaudited Interim Consolidated Financial Statements of Interboro Holdings, Inc. and Subsidiaries

99.2	Pro Forma Financial Information of Standard Diversified Opportunities Inc.